LOAN RECEIVABLE	12 Months Ended
Mar. 31, 2025
Disclosure of loan receivable [abstract]
LOAN RECEIVABLE [Text Block]

5. LOAN RECEIVABLE

In March 2022, a loan was advanced to a third party, who is an insignificant shareholder of the Company and not an insider nor an employee of the Company, earning 6% interest per annum, calculated and payable monthly. The loan was originally secured by mortgages against two properties held by the borrower. The original maturity date was July 1, 2022 and an amended and restated promissory note was completed in 2023 with a revised maturity date of September 29, 2023. As a result of the sale of one property held as security, in June 2023, a partial payment of $2,500,000 was received and applied against the loan receivable. The security against this sold property was released accordingly.

On November 9, 2023, an amended and restated promissory note for the remaining balance was completed with a new maturity date of March 29, 2024.

On April 16, 2024, the Company entered into an amended and restated promissory note with a revised maturity date of October 31, 2024.

On November 5, 2024, the Company collected the remaining amount owing on the loan receivable. No further amounts are owing related to this amended and restated promissory note. A continuity of the loan principal and interest balances is presented below:

	March 31,	March 31,
	2025	2024
	$	$
Loan balance, beginning of year	543,263	2,983,642
Loans advanced	2,587	36,882
Principal payments received	(500,000)	(2,500,000)
Interest earned	17,500	72,739
Interest payments received	(17,500)	(50,000)
Legal fees reimbursed	(45,850)	-
Loan balance, end of year	-	543,263